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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 23, 2002
Date of Report (date of earliest event reported)

Commission File Number 000-29367

VantageMed Corporation
(Exact name of Registrant as specified in its charter)

Delaware	68-0383530
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3017 Kilgore Road, Suite 195, Rancho Cordova, California 95670
(916) 638-4744
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

VantageMed Corporation

Index and Cross Reference

PART 1—FINANCIAL INFORMATION

Item 5. Other Events

        Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release dated April 20, 2002 announcing that Richard M. Brooks has been named as Chief Executive Officer and replaces James L. Seiler who resigned. Mr. Brooks will continue to serve as a director of the Company and Mr. Seiler will remain as Chairman of the Board.

        Attached hereto as Exhibit 99.2 and incorporated by reference herein is a press release dated April 23, 2002 announcing that VantageMed has filed a request for a hearing before the Nasdaq Listing Qualifications Panel to appeal the Nasdaq's delisting determination as related to the notice the Company received on April 16, 2002 from Nasdaq. Pursuant to Nasdaq rule, pending the outcome of this hearing VantageMed's securities will not be delisted at the opening of business on April 24, 2002 as previously announced, but rather will continue to be listed on Nasdaq under the ticker symbol, VMDCE. There can be no assurance that the Nasdaq Listing Qualifications Panel hearing VantageMed's appeal will grant our request for continued listing.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

          The following exhibit is filed herewith:

99.1	Press Release issued by VantageMed Corporation dated April 20, 2002.
99.2	Press Release issued by VantageMed Corporation dated April 23, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VANTAGEMED CORPORATION
By:	/s/ GREG HILL Greg Hill Chief Financial Officer

Dated: April 24, 2002

EXHIBIT INDEX

99.1	Press Release issued by VantageMed Corporation dated April 20, 2002.
99.2	Press Release issued by VantageMed Corporation dated April 23, 2002.

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VantageMed Corporation
Index and Cross Reference
PART 1—FINANCIAL INFORMATION
SIGNATURE
EXHIBIT INDEX